UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2023

Olema Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39712	30-0409740
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
780 Brannan Street
San Francisco, California		94103
(Address of principal executive offices)		(Zip Code)

(415) 651-3316

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.0001 par value per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

On October 22, 2023, Olema Pharmaceuticals, Inc. (the “Company”) announced results from a Phase 2 clinical study of palazestrant (OP-1250), the Company’s complete estrogen receptor (“ER”) antagonist (“CERAN”) and selective ER degrader (“SERD”), for the treatment of metastatic ER+/HER2- breast cancer. A copy of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, a copy of the Company’s presentation to be shared with investors and others from time to time in connection with the announcement is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

As described above, on October 22, 2023, the Company announced results from a Phase 2 clinical study of palazestrant (OP-1250), the Company’s CERAN and SERD, for the treatment of metastatic ER+/HER2- breast cancer. These results were presented in an oral presentation at the European Society for Medical Oncology (“ESMO”) Congress 2023 in Madrid, Spain, on October 22, 2023.

The presentation, titled “Results from the phase 1/2 study of OP-1250, an oral complete estrogen receptor (ER) antagonist (CERAN) and selective ER degrader (SERD) in patients (pts) with advanced or metastatic ER-positive, HER2-negative breast cancer”, highlighted that:

●Across 86 heavily pretreated patients, where 42% of patients were 4th line or later at study entry, 120 mg once-daily, monotherapy palazestrant was well tolerated and achieved a median progression-free survival (“PFS”) of 4.6 months and clinical benefit rate (“CBR”) of 40%, and a median PFS of 5.6 months and CBR of 52% in patients with ESR1 mutations at baseline.
●In a subset analysis of 49 second- or third-line patients with or without prior chemotherapy (the EMERALD trial eligibility criteria), the median PFS was 7.2 months and CBR was 48% across all patients, and the median PFS was 7.3 months and CBR was 59% ESR1-mutant patients.

Phase 2 Clinical Study Results

Enrollment

As of the data cut-off of July 7, 2023, 86 patients with recurrent, locally advanced or metastatic ER+/HER2- breast cancer were treated at the Recommended Phase 2 Dose (“RP2D”) of 120 mg. The group was heavily pretreated with 42% of patients being fourth-line or later at study entry, 65% of patients having received two or more prior lines of endocrine therapy for metastatic disease, and 31% having received prior chemotherapy. Almost all patients (97%) received prior treatment with a cyclin-dependent kinase 4/6 (“CDK4/6”) inhibitor, and 66% received prior treatment with fulvestrant. Of 75 patients whose circulating tumor DNA (“ctDNA”) was assessed, 48% had activating mutations in ESR1 at baseline.

Pharmacokinetics

Palazestrant demonstrated favorable pharmacokinetics characterized by high oral bioavailability, dose proportional exposure and a long half-life of eight days, with steady-state plasma levels showing minimal peak-to-trough variability, enabling consistent inhibition of the ER for the full dosing interval.

Safety and Tolerability

Treatment with palazestrant at the RP2D of 120 mg was well tolerated with no dose-limiting toxicities, and the maximum tolerated dose (“MTD”) was not reached. The majority of treatment-emergent adverse events (“TEAEs”) were Grade 1 or 2. Of the 86 patients treated, events of Grade 4 neutropenia were observed in six patients, occurring approximately 4–6 weeks into therapy. Of these patients, three had a dose interruption with recovery and subsequent dose reduction (two continued at 90 mg and one continued at 60 mg) without any recurrence, and three had dose discontinuation followed by recovery. All six patients had prior exposure to CDK4/6 inhibitors.

Efficacy Profile

Across all 86 patients, the median PFS was 4.6 months and the CBR was 40% with a 6-month PFS rate of 38%. In patients with an ESR1 mutation, the median PFS was 5.6 months and the CBR was 52% with a 6-month PFS rate of 46%. In ESR1 wild-type patients, the median PFS was 3.5 months and the CBR was 32% with a 6-month PFS rate of 35%.

In a subset analysis of 49 patients that received palazestrant as a second- or third-line therapy with or without prior chemotherapy (the EMERALD trial eligibility criteria), the median PFS was 7.2 months and the CBR was 48% across all patients with a 6-month PFS rate of 54%. In patients with an ESR1 mutation, the median PFS was 7.3 months and CBR was 59% with a 6-month PFS rate of 62%. In ESR1 wild-type patients the median PFS was 5.5 months and the CBR was 38% with a 6-month PFS rate of 44%.

Anti-tumor activity was observed in this heavily pre-treated population, with 40% of patients demonstrating reduction in target lesions and evidence of activity in both ESR1 wild-type and ESR1-mutant patients. Given the advanced and heavily pretreated nature of the patients, many of these patients are expected to be resistant to monotherapy endocrine treatment.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipate,” “expect,” “will,” “may,” “goal,” “potential” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to the potential beneficial characteristics, safety, tolerability, efficacy, and therapeutic effects of palazestrant, the development of palazestrant, the initiation and timing of clinical trials, and palazestrant’s combinability with other drugs. Because such statements deal with future events and are based on Olema’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of Olema could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those discussed in the section titled “Risk Factors” in Olema’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and future filings and reports that Olema makes from time to time with the U.S. Securities and Exchange Commission. Except as required by law, Olema assumes no obligation to update these forward-looking statements, including in the event that actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
99.1	Press Release, dated October 22, 2023, of Olema Pharmaceuticals, Inc.
99.2	Investor Presentation, dated October 23, 2023, of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Dated: October 23, 2023

	By:	/s/ Shane Kovacs
Shane Kovacs
Chief Operating and Financial Officer